Exhibit 10.7

SECOND AMENDMENT TO

THE LA PORTE SAVINGS BANK

SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT

DATED AUGUST, 1, 2002

FOR

LEE BRADY

THIS AMENDMENT executed on this 4th day of March, 2004, by and between THE LA PORTE SAVINGS BANK, a state chartered mutual savings bank located in La Porte, Indiana (the “Company”), and LEE BRADY (the “Executive”).

On August 1, 2002, the Company and the Executive executed the SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT (the “Agreement”).

Pursuant to the power of amendment reserved by Article 7 of the Agreement, the undersigned hereby amends, in part, said Agreement for the purposes of: (i) removing definitions, (ii) changing the Effective Date, and (iii) changing the Plan year. Therefore,

Section 2.3.3 shall be added to the Agreement as follows:

The benefit amount is subject to a vesting schedule of zero percent (0.0%) in the first Plan Year, and one hundred percent (100%) thereafter.

IN WITNESS OF THE ABOVE, the Executive and the Company have agreed to this First Amendment.

Executive:	Company:

THE LA PORTE SAVINGS BANK

/S/ LEE BRADY	By	/S/ RUSS KLOSINSKI
Lee Brady	Title	Executive Vice President